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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

          --------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                February 17, 1995

                            Schult Homes Corporation
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Indiana                              0-15506                         35-1608892
(STATE OR OTHER                    (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF                    FILE NUMBER)             IDENTIFICATION NO.)
INCORPORATION)

P.O. BOX 151, MIDDLEBURY, INDIANA                                      46540
_______________________________________________________________________________
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

Registrant's telephone number, including area code:

                                 (219) 825-5881

______________________________________________________________________________
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.


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ITEM 5.   OTHER EVENTS.

          The Board of Directors has authorized the purchase of up to 350,000 of its common shares on the open market, from time to time, until further notice.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Not applicable.




                                    EXHIBITS

                                      None.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Schult Homes Corporation
                                             ------------------------------
                                                  (Registrant)

Date: February 17, 1995                      By: /s/ Walter E. Wells
                                                ___________________________
                                                Walter E. Wells
                                                President and Chief
                                                  Executive Officer